UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

CH Energy Group, Inc.

(Exact name of registrant as specified in its charter)

NEW YORK	0-30512	14-1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

284 South Avenue, Poughkeepsie, New York		12601-4879
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(845) 452-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2007, CH Energy Group, Inc. announced that it was revising its estimate of 2007 earnings. A copy of the press release is attached to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

Exhibit 99	Press Release issued December 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.
(Registrant)

By: /s/Donna S. Doyle

DONNA S. DOYLE
Vice President - Accounting and Controller
Dated: December 3, 2007

Exhibit Index

Exhibit No.

Regulation S-K

Item 601

Designation	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued December 3, 2007, relating to its revised earnings estimate for 2007.